FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                 October 4, 1999



                      Internet Stock Market Resources, Inc.
                    (Formerly Internet Stock Exchange Corp.)
             (Exact name of registrant as specified in its charter)




             Delaware                  33-21481-FW             76-0246940
             --------                  -----------             ----------
     (State of Jurisdiction of        (File Number)             (Federal
  incorporation or organization)                             Identification
                                                                 Number)





                         405 Central Avenue, Lobby Level
                            St. Petersburg, FL 33701
                           ---------------------------
    (Address of principal Executive Offices and principal place of business)




                                 (727) 896-9696
              (Registrant's telephone number, including area code)



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
                                 ITEMS REPORTED




ITEM 5.  OTHER EVENTS

         A press release regarding the Company's announcement that, on September 30, 1999, the Company filed with the Securities and Exchange Commission a registration statement pursuant to a contemplated public offering of securities. (See Exhibit 99.1).

ITEM 7.  FINANCIALS AND EXHIBITS

        (C)  Exhibits

               99.1 Press Release from Internet Stock Market Resources, Inc.


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


                                   SIGNATURES


Pursuant of the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Internet Stock Market Resources, Inc.
                                        (Registrant)



DATE:     10/04/99                      By: /s/ Anastasios Kyriakides
                                        ----------------------------
                                        Anastasios Kyriakides
                                        Chairman/Director


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


                                INDEX TO EXHIBITS



         Exhibit Number         Description

             99.1 Press Release of October 4, 1999 from Internet Stock Market Resources, Inc.